UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2010

SALUS LABS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-50774 (Commission File Number)	41-2052984 (I.R.S. Employer Identification Number)

1802 Hampden Road, Flint, MI 48503
 (Address of principal executive offices) (zip code)

(810) 845-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 31, 2010, IPEX, Inc. filed an amendment to its Articles of  Incorporation with the Secretary of State of Nevada changing its corporate name from IPEX, Inc. to Salus Labs International, Inc. .   FINRA approved this name change on August 12, 2010.  Salus Labs International, Inc. will continue to trade under the same symbol as before, IPEX.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 13, 2010, Mr Curtis Wenzlaff resigned as President and CEO.  He will remain on as a Director and Chairman of the Board.  Mr. Art Wenzlaff accepted on August 13, 2010 the positions of President and CEO and remains a Director of the company.

 .

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Salus Labs International, Inc.

Dated: August 23, 2010	By: /s/ Art Wenzlaff Name: Art Wenzlaff Title: Chief Executive Officer